AvidXchange Announces First Quarter 2023 Financial Results

--First quarter 2023 year-over-year financial results swing to adjusted EBITDA profit on higher revenue growth, payment monetization, operational efficiencies and expense leverage

--Raising 2023 business outlook on first quarter 2023 financial outperformance

--2023 Investor Day registration reminder: www.avidxchange.com

Charlotte, N.C. –May 3, 2023 – AvidXchange Holdings, Inc. (Nasdaq: AVDX), a leading provider of accounts payable (AP) automation software and payment solutions for middle market businesses and their suppliers, today announced financial results for the first quarter ended March 31, 2023.

“We are off to a strong start in the new year against what continues to be a volatile macro backdrop. This quarter marks our seventh consecutive quarter that we have outperformed our financial results relative to internal expectations. This quarter was particularly noteworthy as we delivered our first adjusted EBITDA profitable quarter as a public company and substantially ahead of expectations, thereby demonstrating our operational strategies and discipline. Furthermore, our strong execution around revenue, gross margin expansion and expense leverage during the quarter also leaves us cautiously optimistic about our revised full year business outlook. As our middle-market customers continue to navigate the current challenges of the macro-economic environment, we believe our purpose-built AP automation and payments value proposition provides our customers with a powerful lever for quantifiable cost reduction and cash flow optimization,” said Michael Praeger, CEO & Co-Founder of AvidXchange.

First Quarter 2023 Financial Highlights:

•
Total revenue was $86.8 million, an increase of 21.9% year-over-year, compared with $71.2 million in the first quarter of 2022.
•
GAAP net loss was $(16.0) million, compared with a GAAP net loss of $(25.1) million in the first quarter of 2022.
•
Non-GAAP net loss was $(3.4) million, compared with a Non-GAAP net loss of $(14.6) million in the first quarter of 2022.
•
GAAP gross profit was $52.1 million, or 60.0% of total revenue, compared with $39.1 million, or 54.9% of revenue in the first quarter of 2022.
•
Non-GAAP gross profit was $58.4 million, or 67.3% of total revenue, compared with $44.4 million, or 62.3% of revenue in the first quarter of 2022.
•
Adjusted EBITDA was $0.4 million compared with $(5.6) million in the first quarter of 2022.

A reconciliation of GAAP to non-GAAP financial measures has been provided in the tables following the financial statements in this press release. An explanation of these measures is also included below under the heading "Non-GAAP Measures and Other Performance Metrics"

First Quarter 2023 Key Business Metrics and Highlights:

•
Total transactions processed in the first quarter of 2023 were 18.3 million, an increase of 8.3% from 16.9 million in the first quarter of 2022.

•
Total payment volume in the first quarter of 2023 was $17.7 billion, an increase of 16.7% from $15.2 billion in the first quarter of 2022.
•
Transaction yield in the first quarter of 2023 was $4.76, an increase of 12.5% from $4.23 in the first quarter of 2022.

Full Year 2023 Financial Outlook

As of May 3, 2023, AvidXchange anticipates its Full Year 2023 revenue and adjusted EBITDA to be in the following ranges (in millions):

	Current FY 2023 Guidance	Previous FY 2023 Guidance
Revenue	$363.0 - $368.0	$359.0 - $366.0
Adjusted EBITDA(1&2)	$2.0 - $4.0	$0 - $3.5

(1)
A reconciliation of adjusted EBITDA to GAAP net loss on a forward-looking basis is not available without unreasonable efforts due to the high variability, complexity and low visibility with respect to the items excluded from this non-GAAP measure.

(2)
The non-GAAP adjusted EBITDA guidance does not include non-recurring costs that AvidXchange has incurred or expects to incur relating to its response to a cyber security incident that AvidXchange detected in early April 2023 as part of its security monitoring protocols. In response to the incident, AvidXchange launched an investigation with the support of leading cybersecurity experts, reached out to law enforcement and has taken and will continue to take actions to implement additional safeguards. The incident has not had a material impact on the ability of AvidXchange’s customers to use its products and services. The investigation, which is ongoing, has so far revealed that the incident affected certain of AvidXchange’s systems and that some data from these systems was exfiltrated. AvidXchange posted notice of the event on its website and is committed to notifying any impacted customers. AvidXchange maintains cyber insurance and will likely seek reimbursement for certain expenses incurred in connection with this event although the extent to which its insurance will cover such expenses remains uncertain.

These statements are forward-looking and actual results may differ materially. Refer to the Forward-Looking Statements safe harbor below for information on the factors that could cause our actual results to differ materially from these forward-looking statements.

Earnings Teleconference Information

AvidXchange will discuss its first quarter 2023 financial results during a teleconference today, May 3, 2023, at 10:00 AM ET. The call will be broadcast simultaneously via webcast at https://ir.avidxchange.com/. Following the completion of the call, a recorded replay of the webcast will be available on AvidXchange’s website. In addition to the conference call, supplemental information is available on the Investor Relations section of AvidXchange’s website at https://ir.avidxchange.com/.

About AvidXchange™

AvidXchange is a leading provider of accounts payable (“AP”) automation software and payment solutions for middle market businesses and their suppliers. AvidXchange’s software-as-a-service-based, end-to-end software and payment platform digitizes and automates the AP workflows for more than 8,800 businesses and it has made payments to more than 965,000 supplier customers of its buyers over the past five years. To learn more about how AvidXchange is transforming the way companies pay their bills, visit www.AvidXchange.com

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements generally relate to future events or our future financial or operating performance and often contain words such as: “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “future,” “likely,” “may,” “should,” “will” and similar words and phrases indicating future results. The information presented in this press release related to our expectations of future performance, including guidance for our revenue and adjusted EBITDA for the full year 2023, statements related to the significance of our string of quarterly results having beaten expectations, the agility of our organizational structure, the speed of digital transformation in our addressable markets, the acceleration of our path to breakeven, our response to the cyber security incident detected in April 2023 and its impact on our future results, and other statements that are not purely statements of historical fact, are forward-looking in nature. These forward-looking statements are made on the basis of management’s current expectations, assumptions, estimates and projections and are subject to significant risks and uncertainties that could cause actual results to differ materially from those anticipated in such forward-looking statements. We therefore cannot guarantee future results, performance or achievements.

Factors which could cause actual results or effects to differ materially from those reflected in forward-looking statements include, but are not limited to, the risk factors and other cautionary statements described, from time to time, in AvidXchange’s filings with the Securities and Exchange Commission (“SEC”), including, without limitation, AvidXchange’s Annual Report on Form 10-K, Quarterly Report on Form 10-Q to be filed for the period ended March 31, 2023, and other documents filed with the SEC, which may be obtained on the investor relations section of our website (https://ir.avidxchange.com/) and on the SEC website at www.sec.gov. Any forward-looking statements made by us in this press release are based only on information currently available to us and speak only as of the date they are made, and we assume no obligation to update any of these statements in light of new information, future events or otherwise unless required under the federal securities laws.

Non-GAAP Measures and Other Performance Metrics

To supplement the financial measures presented in our press release and related conference call in accordance with generally accepted accounting principles in the United States (“GAAP”), we also present the following non-GAAP measures of financial performance: Non-GAAP Gross Profit, Adjusted EBITDA, and Non-GAAP Net Loss.

A “non-GAAP financial measure” refers to a numerical measure of our historical or future financial performance or financial position that is included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in our financial statements. We provide certain non-GAAP measures as additional information relating to our operating results as a complement to results provided in accordance with GAAP. The non-GAAP financial information presented herein should be considered in conjunction with, and not as a substitute for or superior to, the financial information presented in accordance with GAAP and should not be considered a measure of liquidity. There are significant limitations associated with the use of non-GAAP financial measures. Further, these measures may differ from the non-GAAP information, even where similarly titled, used by other companies and therefore should not be used to compare our performance to that of other companies.

We have presented Non-GAAP Gross Profit, Adjusted EBITDA, and Non-GAAP Net Loss in this press release. We define Non-GAAP Gross Profit as revenue less cost of revenue excluding the portion of depreciation and amortization and stock-based compensation expense allocated to cost of revenues. We define Adjusted EBITDA as our net loss before depreciation and amortization, impairment and write-off of intangible assets, interest income and expense, income tax expense (benefit), stock-based compensation expense, transaction and acquisition-related costs expensed, change in fair value of derivative instrument, non-recurring items not indicative of ongoing operations, and charitable contributions of common stock. We define Non-GAAP Net Loss as net loss before amortization of acquired intangible assets, impairment and write-off of intangible assets, stock-based compensation expense, transaction and acquisition-related costs expensed, change in fair value of derivative instrument, non-recurring items not indicative of ongoing operations, acquisition-related effects on income tax, and charitable contributions of common stock. Non-GAAP income tax expense is calculated using our blended statutory rate except in periods of non-GAAP net loss when it is based on our GAAP income tax expense. In each case, non-GAAP income tax expense excludes the effects of acquisitions in the period on tax expense.

In the quarter ended March 31, 2023, we revised our definition for Non-GAAP Net Loss to include tax expense adjusted for acquisition-related effects on income tax. This change did not materially change Non-GAAP Net Loss reported in previous periods. The Non-GAAP Net Loss reported for the quarter ended March 31, 2022 has been revised to reflect the new definition.

We believe the use of non-GAAP financial measures, as a supplement to GAAP measures, is useful to investors in that they eliminate items that are either not part of our core operations or do not require a cash outlay, such as stock-based compensation expense. Management uses these non-GAAP financial measures when evaluating operating performance and for internal planning and forecasting purposes. We believe that these non-GAAP financial measures help indicate underlying trends in the business, are important in comparing current results with prior period results, and are useful to investors and financial analysts in assessing operating performance.

Investor Contact:

Subhaash Kumar

Skumar1@avidxchange.com

813.760.2309

AvidXchange Holdings, Inc.

Unaudited Consolidated Statements of Operations

(in thousands, except share and per share data)

	Three Months Ended March 31,
	2023	2022
Revenues	$86,822	$71,203
Cost of revenues (exclusive of depreciation and amortization expense)	29,473	27,807
Operating expenses
Sales and marketing	20,135	17,239
Research and development	23,122	20,072
General and administrative	22,627	18,688
Depreciation and amortization	8,586	7,718
Total operating expenses	74,470	63,717
Loss from operations	(17,121)	(20,321)
Other income (expense)
Interest income	4,516	220
Interest expense	(3,315)	(4,977)
Other income (expense)	1,201	(4,757)
Loss before income taxes	(15,920)	(25,078)
Income tax expense	70	69
Net loss	$(15,990)	$(25,147)
Net loss per share attributable to common stockholders, basic and diluted	$(0.08)	$(0.13)
Weighted average number of common shares used to compute net loss per share attributable to common stockholders, basic and diluted	199,900,920	197,017,555

AvidXchange Holdings, Inc.

Unaudited Consolidated Balance Sheets

(in thousands, except share and per share data)

	As of March 31,	As of December 31,
	2023	2022
Assets
Current assets
Cash and cash equivalents	$368,190	$350,563
Restricted funds held for customers	1,051,171	1,283,824
Marketable securities	63,543	110,986
Accounts receivable, net of allowances of $3,343 and $3,123, respectively	43,148	39,668
Supplier advances receivable, net of allowances of $1,575 and $1,872, respectively	9,997	10,016
Prepaid expenses and other current assets	15,118	12,561
Total current assets	1,551,167	1,807,618
Property and equipment, net	102,892	103,892
Operating lease right-of-use assets	2,444	2,343
Deferred customer origination costs, net	28,079	28,284
Goodwill	165,921	165,921
Intangible assets, net	95,364	98,749
Other noncurrent assets and deposits	4,391	5,189
Total assets	$1,950,258	$2,211,996
Liabilities and Stockholders' Equity
Current liabilities
Accounts payable	$13,269	$13,453
Accrued expenses	52,059	73,535
Payment service obligations	1,051,171	1,283,824
Deferred revenue	11,802	12,063
Current maturities of lease obligations under finance leases	384	477
Current maturities of lease obligations under operating leases	1,639	1,380
Current maturities of long-term debt	6,425	6,425
Total current liabilities	1,136,749	1,391,157
Long-term liabilities
Deferred revenue, less current	17,487	17,487
Contingent consideration, less current portion	70	70
Obligations under finance leases, less current maturities	62,107	61,974
Obligations under operating leases, less current maturities	4,384	4,657
Long-term debt	75,574	75,912
Other long-term liabilities	3,135	3,295
Total liabilities	1,299,506	1,554,552
Commitments and contingencies
Stockholders' equity
Preferred stock, $0.001 par value; 50,000,000 shares authorized, no shares issued and outstanding as of March 31, 2023 and December 31, 2022	-	-
Common stock, $0.001 par value; 1,600,000,000 shares authorized as of March 31, 2023 and December 31, 2022; 201,028,992 and 199,433,998 shares issued and outstanding as of March 31, 2023 and December 31, 2022, respectively	201	199
Additional paid-in capital	1,641,376	1,632,080
Accumulated deficit	(990,825)	(974,835)
Total stockholders' equity	650,752	657,444
Total liabilities and stockholders' equity	$1,950,258	$2,211,996

AvidXchange Holdings, Inc.

Unaudited Consolidated Statements of Cash Flows

(in thousands)

	Three Months Ended March 31,
	2023	2022
Cash flows from operating activities
Net loss	$(15,990)	$(25,147)
Adjustments to reconcile net loss to net cash used by operating activities
Depreciation and amortization expense	8,586	7,718
Amortization of deferred financing costs	110	339
Provision for credit losses	550	1,073
Stock-based compensation	8,931	6,791
Accrued interest	503	599
Loss on fixed asset disposal	-	26
Accretion of investments held to maturity	(1,238)	(60)
Deferred income taxes	53	54
Changes in operating assets and liabilities
Accounts receivable	(3,702)	(3,537)
Prepaid expenses and other current assets	(2,556)	(3,601)
Other noncurrent assets	1,205	(59)
Deferred customer origination costs	205	773
Accounts payable	(23)	(872)
Deferred revenue	(261)	(525)
Accrued expenses and other liabilities	(21,887)	(8,835)
Operating lease liabilities	(115)	(51)
Total adjustments	(9,639)	(167)
Net cash used in operating activities	(25,629)	(25,314)
Cash flows from investing activities
Purchase of marketable securities held to maturity	(62,999)	(228,595)
Proceeds from maturity of marketable securities held to maturity	111,680	-
Purchases of equipment	(332)	(967)
Purchases of real estate	-	(767)
Purchases of intangible assets	(3,855)	(11,309)
Supplier advances, net	(310)	(2,048)
Net cash provided by (used in) investing activities	44,184	(243,686)
Cash flows from financing activities
Proceeds from the issuance of long-term debt	-	1,170
Repayments of long-term debt	(406)	-
Principal payments on finance leases	(165)	(237)
Proceeds from issuance of common stock	366	173
Debt issuance costs	(624)	-
Payment of acquisition-related liability	(100)	-
Payment service obligations	(232,652)	(310,371)
Net cash used in financing activities	(233,581)	(309,265)
Net (decrease) increase in cash, cash equivalents, and restricted funds held for customers	(215,026)	(578,265)
Cash, cash equivalents, and restricted funds held for customers
Cash, cash equivalents, and restricted funds held for customers, beginning of year	1,634,387	1,805,163
Cash, cash equivalents, and restricted funds held for customers, end of period	$1,419,361	$1,226,898
Supplementary information of noncash investing and financing activities
Right-of-use assets obtained in exchange for new finance lease obligations	$-	$57
Right-of-use assets obtained in exchange for new operating lease obligations	362	2,831
Property and equipment purchases in accounts payable and accrued expenses	14	4
Interest paid on notes payable	1,255	2,612
Interest paid on finance leases	1,448	1,421

AvidXchange Holdings, Inc.

Unaudited Reconciliation of GAAP to Non-GAAP Measures

(in thousands)

	Three Months Ended March 31,
	2023	2022
Reconciliation from Revenue to Non-GAAP Gross Profit and Non-GAAP Gross Margin:
Total revenues	$86,822	$71,203
Expenses:
Cost of revenues (exclusive of depreciation and amortization expense)	(29,473)	(27,807)
Depreciation and amortization expense	(5,219)	(4,306)
GAAP Gross profit	$52,130	$39,090
Adjustments:
Stock-based compensation expense	1,064	959
Depreciation and amortization expense	5,219	4,306
Non-GAAP gross profit	$58,413	$44,355
GAAP Gross margin	60.0%	54.9%
Non-GAAP gross margin	67.3%	62.3%

Reconciliation from Net Loss to Non-GAAP Net Loss:
Net loss	$(15,990)	$(25,147)
Exclude: Provision for income taxes	70	69
Loss before taxes	(15,920)	(25,078)
Amortization of acquired intangible assets	3,623	3,593
Stock-based compensation expense	8,931	6,791
Transaction and acquisition-related costs	(7)	204
Non-recurring items not indicative of ongoing operations	9	8
Total net adjustments	12,556	10,596
Non-GAAP loss before taxes	(3,364)	(14,482)
Non-GAAP tax expense (1)	70	69
Non-GAAP net loss	$(3,434)	$(14,551)

Reconciliation from Net Loss to Adjusted EBITDA:
Net loss	$(15,990)	$(25,147)
Depreciation and amortization	8,586	7,718
Interest income	(4,516)	(220)
Interest expense	3,315	4,977
Provision for income taxes	70	69
Stock-based compensation expense	8,931	6,791
Transaction and acquisition-related costs	(7)	204
Non-recurring items not indicative of ongoing operations	9	8
Adjusted EBITDA	$398	$(5,600)

(1) Non-GAAP tax expense is based on GAAP tax expense as the Company is in a loss position under both GAAP and non-GAAP.